UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 13, 2021

AUDACY, INC.

(Exact name of registrant as Specified in its charter)

Pennsylvania	001-14461	23-1701044
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2400 Market Street, 4th Floor Philadelphia, Pennsylvania	19103
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (610) 660-5610

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Class A Common Stock, par value $.01 per share	AUD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operation and Financial Condition.

The information set forth in Item 7.01 under the heading “Preliminary Operating Results for the Quarter Ended September 30, 2021” is incorporated by reference into this Item 2.02.

Item 7.01. Regulation FD Disclosure.

Audacy, Inc. (NYSE: AUD) (the “Company”) announced today that Audacy Capital Corp. (formerly known as Entercom Media Corp., the “Issuer”), its wholly owned subsidiary, plans to offer, subject to market conditions and other factors, $45 million in aggregate principal amount of the Issuer’s 6.500% senior secured second-lien notes due 2027 (the “Offering”).

The Company is in the process of completing a small digital acquisition for approximately $40 million and expects to fund this acquisition through a draw on the Issuer’s revolving credit facility (“Revolver”). This acquisition is expected to close in October 2021, subject to customary closing conditions. The Company intends to use the net proceeds from the Offering (after deducting discounts and commissions and paying offering-related expenses) to repay outstanding amounts under the Issuer’s term loan to offset the impact of the Revolver draw. This offering is not conditioned upon the consummation of the acquisition, nor is the acquisition conditioned on the consummation of this offering.

In connection with the Offering, the Company is disclosing the following estimated preliminary financial results:

Preliminary Operating Results for the Quarter Ended September 30, 2021 (Unaudited)

For the quarter ended September 30, 2021, the Company estimates its total revenues to be between $327 million and $330 million or up 22% to 23% compared to the same period in 2020.

The Company’s estimate of total revenues for the quarter ended September 30, 2021 above has been prepared by, and is the responsibility of, the Company’s management, has been derived from preliminary results of operations data and is subject to the completion of the Company’s financial closing procedures for this period. These preliminary results of operations data reflect management’s estimates based solely upon information available to it as of the date hereof and are not a comprehensive statement of the Company’s financial results for the quarter ended September 30, 2021. The Company has provided a range for the preliminary estimated operating results described above primarily because its financial closing procedures for the quarter ended September 30, 2021 are not yet complete. The Company expects to complete its financial closing procedures for the quarter ended September 30, 2021 later in October 2021. Accordingly, there is a possibility that actual results may vary materially from these preliminary operating results, and they should not be considered a substitute for the unaudited financial statements for the quarter ended September 30, 2021, once they become available. The preliminary financial data has been prepared by, and is the responsibility of, Audacy management. Grant Thornton LLP has not audited, reviewed, compiled, or applied agreed-upon procedures with respect to the preliminary financial data. Accordingly, Grant Thornton LLP does not express an opinion or any other form of assurance with respect thereto.

The information furnished under Items 2.02 and 7.01 herein is not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, is not subject to the liabilities of that section and is not deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

Item 8.01. Other Events.

On October 13, 2021, the Company issued a press release announcing, among other things, the launch of the Offering and the potential completion of the digital acquisition. A copy of this press releases is filed with this Current Report on Form 8-K as Exhibit 99.1.

Cautionary Statement Regarding Forward-Looking Statements

The Company has made statements in this Current Report on Form 8-K, including the preliminary operating results data, that are forward-looking within the meaning of the U.S. federal securities laws. Forward-looking statements generally relate to future events and include, without limitation, projections, forecasts and estimates about possible or assumed future results of the Company’s business, financial condition, liquidity, results of operations, plans and objectives. In some cases, you can identify forward-looking statements because they contain words such as “believe,” “expect,” “could,” “may,” “might,” “will,” “would,” “should,” “seek,” “likely,” “intend,” “plan,” “pro forma,” “target,” “project,” “estimate,” “predict,” “potential,” or “anticipate” or the negative of these words and phrases or other similar words or phrases that concern our expectations, strategy, plans or intentions. Such statements include, but are not limited to, statements about the completion and related timing of an asset acquisition and the Company’s preliminary operating results for the quarter ended September 30, 2021. These forward-looking statements relate to future events or future financial performance and necessarily reflect management’s expectations and assumptions that, while considered reasonable by the Company and its management, are inherently uncertain. Factors that may cause actual results to differ materially from current expectations include, but are not limited to, those factors described under the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2020, as updated by any subsequent Quarterly Report on Form 10-Q, in each case as filed with the Securities and Exchange Commission. These factors may not be exhaustive, and the Company cannot predict the extent to which any factor, or combination of factors, may cause actual results to differ materially from those predicted in any forward-looking statements. Nothing in this Current Report on Form 8-K should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved. Investors should not place undue reliance on forward-looking statements. Forward-looking statements speak only as of the date they are made, and the Company undertakes no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time, unless required by law.

This communication does not constitute an offer to sell, or a solicitation of an offer to buy, securities in any jurisdiction. The Offering has not been and will not be registered under the Securities Act of 1933, as amended, and will be made pursuant to applicable exemptions from the registration requirements thereof.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release, dated October 13, 2021

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated October 13, 2021		AUDACY, INC.

	By:	/s/ Andrew P. Sutor, IV
Andrew P. Sutor, IV
Executive Vice President